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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549
                               ________________


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 17, 2005


                            ACCO BRANDS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


            Delaware                    001-08454              36-2704017
  (State or Other Jurisdiction         (Commission            (IRS Employer
        of Incorporation)              File Number)        Identification No.)


                               300 Tower Parkway
                         Lincolnshire, Illinois 60069
              (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code  (847) 484-4800

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 1 - Registrant's Business and Operations

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               Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

                          Entry into Credit Agreement,
                 Supplemental Indenture and Joinder Agreement

Credit Agreement

     On August 17, 2005, ACCO Brands Corporation, a Delaware corporation formerly named ACCO World Corporation ("ACCO"), and its wholly-owned subsidiaries ACCO Brands Europe Ltd. ("ACCO Europe") and Furlon Holding B.V. (to be renamed ACCO Nederland Holdings B.V.) ("ACCO Netherlands," and, together with ACCO and ACCO Europe, the "Borrowers"), entered into a credit agreement, dated as of August 17, 2005 (the "Credit Agreement"), governing senior secured credit facilities with Citicorp North America, Inc., ABN AMRO Bank, N.V. and a syndicate of lenders (the "Lenders").

     The  senior   secured  credit   facilities   provide  for  the  following
facilities:

     o   a $400.0  million U.S. term loan  facility;

     o a $130.0 million dollar revolving credit facility (including a $40.0 million letter of credit sublimit and a provision for loans, referred to as swing-line loans, that may be requested on an expedited basis in a maximum aggregate amount of $30.0 million);

     o   a  (pound)63.6  million  sterling term loan  facility;

     o   a (euro)68.2 million euro term loan facility; and

     o   a $20.0 million dollar equivalent euro revolving credit facility.

     ACCO is the borrower under the U.S. term loan facility and the dollar revolving credit facility, ACCO Europe is the borrower under the sterling term loan facility and the dollar equivalent euro revolving credit facility and ACCO Netherlands is the borrower under the euro term loan facility. Each of the term loan facilities was fully drawn on August 17, 2005. No amounts were borrowed initially, and $4.9 million undrawn face amount of letters of credit was outstanding, under the revolving facilities on August 17, 2005.

     Each borrower is entitled to make borrowings at an interest rate based on
(1) in the case of ACCO only, the base rate (which means the higher of (i) the Citibank, N.A., base rate and (ii) the Federal Funds effective rate plus 1/2 of 1%) or (2) the applicable eurocurrency rate plus, in each case, an applicable margin. Until the end of the fiscal quarter ending on March 31, 2006 and after the delivery by ACCO to the lenders of its financial statements for such fiscal quarter, (i) the applicable margin for term loans to ACCO equals 0.75% with respect to base rate loans and 1.75% with respect to eurocurrency rate loans, (ii) the applicable margin for dollar revolving loans which are base rate loans equals 1.00% and (iii) the applicable margin for eurocurrency borrowings under sterling and euro term loans and each revolving credit facility equals 2.00%. At the end of the fiscal quarter ending on March 31, 2006 and after the delivery by ACCO to the lenders of its financial statements for such fiscal quarter, the applicable margins will be determined as specified in pricing grids based on the then applicable leverage ratio. Each borrower may elect interest periods of 1, 2, 3 or 6 months (or, if agreed to by all of the lenders, 9 or 12 months) for eurocurrency borrowings. Interest on the loans is calculated on the basis of actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of base rate loans and sterling term loans). Interest is payable in arrears (a) for loans accruing interest at a rate based on the applicable eurocurrency rate, at the end of each interest period (or every three months for interest periods greater than three months) and on the applicable maturity date and (b) for loans accruing interest based on the base rate, quarterly in arrears and on the applicable maturity date. ACCO is also required to pay certain fees and expenses in connection with the senior secured credit facilities.

     The term loan to ACCO matures on August 17, 2012, and amortizes in quarterly installments over such period commencing on December 31, 2005 with the balance due at maturity. The term loans to ACCO Europe and ACCO Netherlands mature on August 17, 2010, and amortize in quarterly installments over such period commencing December 31, 2005 with the balance due on maturity. Each revolving credit facility terminates on August 17, 2010 with the balance due on such date.

     The senior secured credit facilities are guaranteed by substantially all of the domestic subsidiaries of ACCO (the "U.S. guarantors") and secured by
(A) a perfected first priority lien, subject to permitted liens, on all of the capital stock and intercompany notes held by each U.S. guarantor, except that with respect to the capital stock of non-U.S. subsidiaries held by ACCO or any U.S. guarantor, the lien securing the loans and letters of credit to ACCO (but not the loans to ACCO Europe and ACCO Netherlands) are limited to 65% of the voting stock of such non-U.S. subsidiaries and (B) a perfected first priority lien, subject to permitted liens, on all of the material tangible and intangible properties and assets (including all contract rights, real property interests, trademarks, trade names, equipment and proceeds of the foregoing) of ACCO and each U.S. guarantor, subject to certain exceptions.

     In addition, the loans to ACCO Europe and ACCO Netherlands are guaranteed (subject to U.K. pension-related limitations and local law limitations) by certain foreign subsidiaries of ACCO (the "foreign guarantors") and are secured, subject to the same limitations, by liens in the material property, plant and equipment and current assets and certain other assets of the foreign borrowers and foreign guarantors, subject to specified exceptions.

     Optional prepayments of borrowings under the senior secured credit facilities and optional reductions of the unutilized portion of the revolving credit facilities are permitted without premium or penalty at any time, subject to, among other things, reimbursement of the lenders' redeployment costs, if any, in the case of a prepayment of eurocurrency borrowings. In certain instances (such as upon certain asset sales, insurance and condemnation or eminent domain events, issuances of debt or equity and the generation of excess cash flow), subject to specified exceptions, prepayments are mandatory.

     Under the terms of the senior secured credit facilities, ACCO is required to meet specified financial tests, including a maximum ratio of total indebtedness to trailing four quarter EBITDA, and a minimum ratio of trailing four quarter EBITDA to cash interest expense, each as defined in the credit agreement. In addition, the credit agreement contains covenants that apply to the borrowers and their respective subsidiaries and, among other things,

     o limit the incurrence of additional indebtedness, liens, capital expenditures, loans and investments;

     o limit the ability of the borrowers and their respective subsidiaries to take action with respect to dividends, redemptions and repurchases with respect to capital stock;

     o  place limitations on prepayments, redemptions and repurchases of debt;

     o limit the borrowers' and their respective subsidiaries' ability to enter into mergers, consolidations, acquisitions, asset dispositions and sale/leaseback transactions and transactions with affiliates; and

     o restrict changes in business, amendments of debt, organizational documents and other material agreements, and place restrictions on distributions from subsidiaries, the issuance and sale of capital stock of subsidiaries and other matters customarily restricted in senior secured loan agreements.

The   senior   secured   credit   facilities   also   contain   customary
representations and warranties and affirmative covenants.

     The senior secured credit facilities contain customary events of default, including payment defaults, breach of representations and warranties, covenant defaults, cross-defaults and cross-accelerations, certain bankruptcy or insolvency events, judgment defaults, specified ERISA-related events, changes in control or ownership, and invalidity of any collateral or guarantee document or other specified types of document relating to the borrowings under the credit agreement.

     The foregoing description is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Supplemental Indenture

     On August 17, 2005, ACCO entered into a Supplemental Indenture (the "Supplemental Indenture"), dated as of August 17, 2005, among ACCO, the subsidiaries of ACCO signatory thereto (the "Guarantors") and Wachovia Bank, National Association ("Wachovia"), as trustee, whereby ACCO and the Guarantors became parties to the Indenture, dated as of August 5, 2005 (the "Indenture"), between ACCO Finance I, Inc. ("Finance") and Wachovia, as trustee, ACCO assumed the obligations of Finance under the 7 5/8% Senior Subordinated Notes due 2015 issued by Finance on August 5, 2005 (the "Notes") under the Indenture and the Guarantors guaranteed the Notes. A description of the material terms of the Indenture is set forth in Item 1.01 of ACCO's Current Report on Form 8-K dated August 3, 2005 (filed August 8, 2005) under the heading "Financing Arrangements" and incorporated herein by reference.

     The foregoing description is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Joinder Agreement

     On August 17, 2005, ACCO and the Guarantors entered into a Joinder Agreement, dated as of August 17, 2005 (the "Joinder Agreement"), with Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers (as defined below), pursuant to which ACCO and the Guarantors became party to the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of August 5, 2005, among Citigroup Global Markets Inc., Goldman, Sachs & Co., ABN AMRO Incorporated, Harris Nesbitt Corp., NatCity Investments, Inc. and Piper Jaffray & Co. (the "Initial Purchasers"), ACCO and Finance. A description of the material terms of the Registration Rights Agreement is set forth in Item 1.01 of ACCO's Current Report on Form 8-K dated August 3, 2005 (filed August 8, 2005) and incorporated herein by reference.

     The foregoing description is qualified in its entirety by reference to the Joinder Agreement, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

            Information Regarding Parties to the Credit Agreement,
             the Supplemental Indenture and the Joinder Agreement

     Certain of the Lenders or their affiliates have in the past engaged, and may in the future engage, in transactions with and perform services (including commercial banking, financial advisory and investment banking services) for ACCO and its affiliates in the ordinary course of business, for which they have received or will receive customary fees and reimbursement of expenses. Affiliates of Citigroup Global Markets Inc., Goldman, Sachs & Co., ABN AMRO Incorporated, and Harris Nesbitt Corp. have acted as agents and lenders, and each of the other Initial Purchases (excluding Piper Jaffray & Co.) or their affiliates have acted as lenders under the Credit Agreement and, in each case, have received customary fees in connection therewith. Citigroup Global Markets Inc. provided advisory services to ACCO, and Goldman, Sachs & Co. provided advisory services to General Binding Corporation, a Delaware corporation ("GBC"), in connection with the August 17, 2005 merger of a wholly-owned subsidiary of ACCO with and into GBC (the "Merger"), and each upon consummation of the Merger received a customary financial advisory fee for such services. Certain of the Lenders or their affiliates were lenders under GBC's former credit facility, borrowings under which were repaid in connection with the Merger using proceeds from the issuance of the Notes and from borrowings under the Credit Agreement.

     Wachovia is serving as Trustee and is a lender under the Credit Agreement and, in each such capacity, has received customary fees in connection therewith. Wachovia had served as trustee under the indenture governing GBC's senior subordinated notes that were discharged in connection with the Merger and received customary fees in connection therewith.

                       Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading "Entry into Credit Agreement, Supplemental Indenture and Joinder Agreement--Credit Agreement" is incorporated herein by reference.


                 Section 9 - Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

      (c)  Exhibits.

           4.1 Supplemental Indenture, dated as of August 17, 2005, among ACCO Brands Corporation, the Guarantors signatory thereto and Wachovia Bank, National Association, as Trustee.

           4.2 Joinder Agreement, dated as of August 17, 2005, among ACCO Brands Corporation, the Guarantors signatory thereto and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers.

           10.1 Credit Agreement, dated as of August 17, 2005, by and among ACCO Brands Corporation, ACCO Brands Europe Ltd., Furlon Holding B.V. (to be renamed ACCO Nederland Holdings B.V.) and the lenders and issuers party hereto, Citicorp North America, Inc., as Administrative Agent, and ABN AMRO Bank, N.V., as Syndication Agent.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACCO BRANDS CORPORATION
                                                (Registrant)



                                            By: /s/ Steven Rubin
                                                ----------------
                                                Name:  Steven Rubin
                                                Title: Secretary


Date:  August 22, 2005

                                 EXHIBIT INDEX
                                 -------------


        Exhibit Number                             Description
        --------------                             -----------

             4.1 Supplemental Indenture, dated as of August 17, 2005, among ACCO Brands Corporation, the Guarantors signatory thereto and Wachovia Bank, National Association, as Trustee.

             4.2 Joinder Agreement, dated as of August 17, 2005, among ACCO Brands Corporation, the Guarantors signatory thereto and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers.

             10.1 Credit Agreement, dated as of August 17, 2005, by and among ACCO Brands Corporation, ACCO Brands Europe Ltd., Furlon Holding B.V. (to be renamed ACCO Nederland Holdings B.V.) and the lenders and issuers party hereto, Citicorp North America, Inc., as Administrative Agent, and ABN AMRO Bank, N.V., as Syndication Agent.